SL GREEN REALTY CORP.

SECOND QUARTER 2023 SUPPLEMENTAL DATA

June 30, 2023

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of June 30, 2023, the Company held interests in 60 buildings totaling 33.1 million square feet. This included ownership interests in 28.8 million square feet in Manhattan buildings and 3.4 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended June 30, 2023 that will be included on Form 10-Q to be filed on or before August 9, 2023.

Supplemental Information	2	Second Quarter 2023

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	24

Derivative Summary Schedule	25

Lease Liability Schedule	26

Debt and Preferred Equity Investments	27	-	29

Selected Property Data
Property Portfolio	30	-	34
Largest Tenants	35
Tenant Diversification	36
Leasing Activity	37	-	38
Lease Expirations	39	-	41

Summary of Real Estate Acquisition/Disposition Activity	42	-	46

Non-GAAP Disclosures and Reconciliations	47

Analyst Coverage	50

Executive Management	51

Supplemental Information	3	Second Quarter 2023

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Second Quarter 2023

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2023 are as follows:

Added to Same-Store in 2023:	Removed from Same-Store in 2023:
One Vanderbilt Avenue	2 Herald Square (redevelopment)
220 East 42nd Street	121 Greene Street (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Square Feet - Represents the rentable square footage at the time the property was acquired.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Second Quarter 2023

SECOND QUARTER 2023 HIGHLIGHTS Unaudited

NEW YORK, July 19, 2023 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net loss attributable to common stockholders for the quarter ended June 30, 2023 of $360.2 million, or $5.63 per share, as compared to net loss of $43.9 million, or $0.70 per share, for the same quarter in 2022. Net loss attributable to common stockholders for the second quarter of 2023 included $350.0 million, or $5.08 per share, of net losses from the sale of real estate interests and non-cash fair value adjustments, as compared to $70.7 million, or $1.02 per share, of net losses from the sale of real estate interests and non-cash fair value adjustments for the same period in 2022.
The Company also reported a net loss attributable to common stockholders for the six months ended June 30, 2023 of $399.9 million, or $6.25 per share, as compared to net loss of $36.1 million, or $0.58 per share, for the same period in 2022. Net loss attributable to common stockholders for the six months ended June 30, 2023 included $351.5 million, or $5.10 per share, of net losses from the sale of real estate interests and non-cash fair value adjustments. Net loss for the six months ended June 30, 2022 included $71.7 million, or $1.03 per share, of net losses recognized from the sale of real estate interests and non-cash fair value adjustments.
The Company reported FFO for the quarter ended June 30, 2023 of $98.4 million, or $1.43 per share, as compared to FFO for the same period in 2022 of $128.8 million, or $1.87 per share. FFO for the second quarter of 2023 is net of $0.4 million, or $0.01 per share, of non-cash fair value adjustments for derivatives and included $4.7 million, or $0.07 per share, of fee income related to the sale of a 49.9% joint venture interest in 245 Park Avenue. FFO for the second quarter of 2022 included $4.7 million, or $0.07 per share, of fee income related to the acquisition of 450 Park Avenue and $5.0 million, or $0.07 per share, of income related to the resolution of the Company's investment in 1591-1597 Broadway.
The Company also reported FFO for the six months ended June 30, 2023 of $203.9 million, or $2.96 per share, as compared to FFO for the same period in 2022 of $244.5 million, or $3.52 per share. FFO for the six months ended June 30, 2023 is net of $6.9 million, or $0.10 per share, of reserves on one debt and preferred equity investment and includes $4.7 million, or $0.07 per share, of fee income related to the interest sale of 245 Park Avenue. It is also net of $20.3 million, or $0.29 per share, representing the Company's net share of holdover rent, interest and reimbursement of attorneys' fees collected by the joint venture that owns 2 Herald Square from a former tenant, Victoria's Secret Stores LLC, and its guarantor, L Brands Inc., following the completion of legal proceedings against the tenant and guarantor.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 0.7% for the second quarter of 2023, or 3.6% excluding lease termination income, as compared to the same period in 2022.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 1.8% for the six months ended June 30, 2023, or 4.4% excluding lease termination income, as compared to the same period in 2022.
During the second quarter of 2023, the Company signed 43 office leases in its Manhattan office portfolio totaling 410,749 square feet. The average rent on the Manhattan office leases signed in the second quarter of 2023, excluding leases signed at One Vanderbilt, was $89.55 per rentable square foot with an average lease term of 8.3 years and average tenant concessions of 9.2 months of free rent with a tenant improvement allowance of $81.33 per rentable square foot. Twenty-one leases comprising 299,492 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $95.34 per rentable square foot, representing a 2.2% decrease over the previous fully escalated rents on the same office spaces.
During the six months ended June 30, 2023, the Company signed 84 office leases in its Manhattan office portfolio totaling 915,431 square feet. The average rent on the Manhattan office leases signed in 2023, excluding leases signed at One Vanderbilt and One Madison, was $76.41 per rentable square foot with an average lease term of 7.2 years and average tenant concessions of 6.9 months of free rent with a tenant improvement allowance of $60.81 per rentable square foot. Forty-five leases comprising 676,933 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $78.47 per rentable square foot, representing a 1.1% increase over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio was 89.8% as of June 30, 2023, inclusive of 143,263 square feet of leases signed but not yet commenced, as compared to 90.2% at the end of the previous quarter.

Supplemental Information	6	Second Quarter 2023

SECOND QUARTER 2023 HIGHLIGHTS Unaudited

Significant leasing activity in the second quarter includes:
•Early renewal of 49,851 square feet and expansion by 49,717 square feet with one of the world's largest sovereign wealth funds at 280 Park Avenue;
•New lease with EQT Partners Inc. for 76,204 square feet at 245 Park Avenue;
•Early renewal with Robert Half International Inc. for 38,026 square feet at 125 Park Avenue;
•Early renewal with Philip R. Russotti, Clifford H. Shapiro and Kenneth J. Halperin, LLP for 26,747 square feet at 420 Lexington Avenue;
•Expansion lease with Stone Point Capital LLC for 12,692 square feet at One Vanderbilt Avenue;
•Expansion lease with Angelo Gordon & Co., LP for 10,636 square feet at 245 Park Avenue; and
•Early renewal with JMP Group, Inc. for 10,392 square feet at 450 Park Avenue.
Investment Activity
In June, the Company closed on the sale of a 49.9% joint venture interest in 245 Park Avenue for gross consideration of $2.0 billion. SL Green retained a 50.1% interest in the property and will continue to oversee management and leasing of the building. The transaction generated net cash proceeds to the Company of $174.2 million.
In June, a temporary certificate of occupancy was issued by the New York City Buildings Department for the base building and the dormitory units at 15 Beekman. During the third quarter, these units will be turned over to Pace University, which has leased the property for a term of 30 years.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $636.5 million at June 30, 2023. The portfolio had a weighted average current yield of 6.1%, or 10.9% excluding the effect of $288.7 million of investments that are on non-accrual. During the second quarter, no investments were sold or repaid and the Company did not originate or acquire any new investments.
Financing Activity
In July, together with our joint venture partners, closed on a modification of the construction loan at One Madison Avenue, allowing the partnership to utilize the final tranche of the facility for an expanded range of uses, including additional amenities funded by construction cost savings and for hedging activities in contemplation of a permanent financing.
In April, the Company, together with its joint venture partner, closed on the refinancing of 919 Third Avenue. The new $500.0 million mortgage that replaces the previous $500.0 million mortgage, has a term of up to 5 years, and bears interest at a floating rate of 2.50% over Term SOFR, which the partnership has swapped to a fixed rate of 6.11%.
Dividends
In the second quarter of 2023, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.2708 per share, which were paid in cash on May 15, June 15, and July 17, 2023, equating to an annualized dividend of $3.25 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period April 15, 2023 through and including July 14, 2023, which was paid in cash on July 17, 2023 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, July 20, 2023, at 2:00 pm ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register.vevent.com/register/BIe525e218325c4496a1da8084872ada6b.

Supplemental Information	7	Second Quarter 2023

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(5.63)	$(0.63)	$(1.01)	$0.11	$(0.70)
Funds from operations (FFO) available to common stockholders - diluted	$1.43	$1.53	$1.46	$1.66	$1.87

Common Share Price & Dividends
Closing price at the end of the period	$30.05	$23.52	$33.72	$40.16	$46.15
Closing high price during period	$30.72	$43.97	$41.96	$51.02	$81.20
Closing low price during period	$20.60	$19.96	$32.94	$39.15	$46.15
Annual dividend per common share	$3.25	$3.25	$3.25	$3.73	$3.73

FFO payout ratio (trailing 12 months)	55.5%	53.6%	54.4%	55.5%	54.2%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	90.4%	79.0%	79.0%	78.1%	70.7%

Common Shares & Units
Common shares outstanding	64,387	64,373	64,380	64,316	64,302
Units outstanding	4,238	4,239	3,670	3,759	4,144
Total common shares and units outstanding	68,625	68,612	68,050	68,075	68,446

Weighted average common shares and units outstanding - basic	68,341	68,182	67,659	68,037	67,900
Weighted average common shares and units outstanding - diluted	68,933	68,774	68,650	68,897	69,020

Market Capitalization
Market value of common equity	$2,062,181	$1,613,754	$2,294,646	$2,733,892	$3,158,783
Liquidation value of preferred equity/units	396,500	407,943	407,943	407,943	407,943
Consolidated debt	3,825,313	5,599,489	5,535,962	5,637,386	3,906,445
Consolidated market capitalization	$6,283,994	$7,621,186	$8,238,551	$8,779,221	$7,473,171
SLG share of unconsolidated JV debt	7,113,281	6,196,174	6,172,919	6,134,631	5,851,875
Market capitalization including SLG share of unconsolidated JVs	$13,397,275	$13,817,360	$14,411,470	$14,913,852	$13,325,046

Consolidated debt service coverage (trailing 12 months)	2.50x	2.93x	3.26x	3.80x	4.02x
Consolidated fixed charge coverage (trailing 12 months)	2.09x	2.39x	2.59x	2.90x	3.04x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.60x	1.78x	1.99x	2.16x	2.27x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.44x	1.57x	1.73x	1.85x	1.94x

Supplemental Information	8	Second Quarter 2023

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2023		3/31/2023	12/31/2022	9/30/2022	6/30/2022

Selected Balance Sheet Data
Real estate assets before depreciation	$6,917,131		$9,243,706	$9,198,799	$9,462,329	$7,440,532
Investments in unconsolidated joint ventures	$3,228,663		$3,164,729	$3,190,137	$3,185,800	$3,074,200
Debt and preferred equity investments	$636,476		$626,803	$623,280	$663,985	$1,134,080
Cash and cash equivalents	$191,979		$158,937	$203,273	$201,267	$189,360
Investment in marketable securities	$9,797		$10,273	$11,240	$16,535	$26,260

Total assets	$10,041,288		$12,342,119	$12,355,794	$12,716,050	$10,704,883

Consolidated fixed rate & hedged debt	$3,300,165		$5,014,341	$5,015,814	$4,497,238	$3,086,297
Consolidated variable rate debt	525,148		585,148	520,148	1,140,148	820,148
Total consolidated debt	$3,825,313		$5,599,489	$5,535,962	$5,637,386	$3,906,445
Deferred financing costs, net of amortization	(20,394)		(22,275)	(23,938)	(22,898)	(24,840)
Total consolidated debt, net	$3,804,919		$5,577,214	$5,512,024	$5,614,488	$3,881,605

Total liabilities	$5,460,520		$7,361,827	$7,260,936	$7,492,143	$5,443,202

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$9,701,776		$10,502,715	$10,493,846	$8,789,696	$7,381,507
Variable rate debt, including SLG share of unconsolidated JV debt	1,236,818	(1)	1,292,948	1,215,035	2,982,321	2,376,813
Total debt, including SLG share of unconsolidated JV debt	$10,938,594		$11,795,663	$11,708,881	$11,772,017	$9,758,320

Selected Operating Data
Property operating revenues	$185,945		$195,042	$197,285	$162,952	$155,232
Property operating expenses	(93,497)		(99,748)	(94,977)	(87,510)	(76,853)
Property NOI	$92,448		$95,294	$102,308	$75,442	$78,379
SLG share of unconsolidated JV Property NOI	106,566		129,739	102,930	99,313	101,483
Property NOI, including SLG share of unconsolidated JV Property NOI	$199,014		$225,033	$205,238	$174,755	$179,862
Investment income	9,103		9,057	11,305	29,513	20,407
Other income	26,022		19,476	16,284	19,991	25,806
Marketing general & administrative expenses	(22,974)		(23,285)	(24,224)	(21,276)	(23,522)
SLG share of investment income and other income from unconsolidated JVs	5,503		3,071	3,543	1,862	7,053
Income taxes	1,973		766	2,883	(129)	1,346
Transaction costs, including SLG share of unconsolidated JVs	(33)		(884)	(88)	(292)	(1)
Loan loss and other investment reserves, net of recoveries	—		(6,890)	—	—	—
EBITDAre	$218,608		$226,344	$214,941	$204,424	$210,951

(1) Does not reflect $154.5 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Second Quarter 2023

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022

Selected Operating Data
Property operating revenues	$181,045	$190,215	$192,814	$157,451	$149,542
Property operating expenses	83,135	88,279	86,992	77,440	68,296
Property NOI	$97,910	$101,936	$105,822	$80,011	$81,246

Other income - consolidated	$1,157	$7,959	$1,573	$3,701	$7,010

SLG share of property NOI from unconsolidated JVs	$106,445	$129,617	$102,805	$98,211	$101,359

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	13	14	13	13	12
Unconsolidated office buildings in service	12	11	12	12	12
	25	25	25	25	24

Consolidated office buildings in service - square footage	8,399,141	10,181,934	9,963,138	9,963,138	8,180,345
Unconsolidated office buildings in service - square footage	15,412,174	13,629,381	13,998,381	13,998,381	13,998,381
	23,811,315	23,811,315	23,961,519	23,961,519	22,178,726

Same-Store office occupancy inclusive of leases signed not yet commenced	89.8%	90.2%	92.0%	92.8%	92.6%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	21	20	32	27	24
Renewal leases commenced	11	15	10	10	11
Total office leases commenced	32	35	42	37	35

Commenced office square footage filling vacancy	44,346	80,072	91,474	80,211	72,344
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	369,906	384,041	228,847	84,673	261,288
Total office square footage commenced	414,252	464,113	320,321	164,884	333,632

Average starting cash rent psf - office leases commenced	$78.88	$66.44	$72.23	$72.95	$72.68
Previous escalated cash rent psf - office leases commenced (3)	$78.00	$62.76	$79.59	$72.12	$70.10
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	1.1%	5.9%	(9.2)%	1.2%	3.7%
Average lease term	5.6	6.2	8.7	6.0	11.4
Tenant concession packages psf	$49.43	$46.86	$80.14	$55.19	$100.39
Free rent months	7.2	4.8	8.5	5.5	9.3

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Second Quarter 2023

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,071,469	$1,576,927	$1,576,927	$1,715,371	$1,209,913
Building and improvements	3,494,853	4,940,138	4,903,776	5,028,486	3,579,961
Building leasehold and improvements	1,397,573	1,700,376	1,691,831	1,676,811	1,666,935
Right of use asset - operating leases	953,236	1,026,265	1,026,265	1,041,661	983,723
	6,917,131	9,243,706	9,198,799	9,462,329	7,440,532
Less: accumulated depreciation	(1,950,028)	(2,100,804)	(2,039,554)	(2,005,922)	(1,961,766)
Net real estate	4,967,103	7,142,902	7,159,245	7,456,407	5,478,766

Other real estate investments:
Investment in unconsolidated joint ventures	3,228,663	3,164,729	3,190,137	3,185,800	3,074,200
Debt and preferred equity investments, net	636,476	626,803	623,280	663,985	1,134,080

Cash and cash equivalents	191,979	158,937	203,273	201,267	189,360
Restricted cash	119,080	198,325	180,781	183,811	87,701
Investment in marketable securities	9,797	10,273	11,240	16,535	26,260
Tenant and other receivables	36,657	36,289	34,497	41,334	40,909
Related party receivables	28,955	26,794	27,352	27,287	27,293
Deferred rents receivable	260,625	266,567	257,887	252,555	249,998
Deferred costs, net	112,347	117,602	121,157	115,952	118,829
Other assets	449,606	592,898	546,945	571,117	277,487

Total Assets	$10,041,288	$12,342,119	$12,355,794	$12,716,050	$10,704,883

Supplemental Information	11	Second Quarter 2023

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Liabilities
Mortgages and other loans payable	$1,520,313	$3,234,489	$3,235,962	$3,237,390	$1,526,023
Unsecured term loans	1,675,000	1,675,000	1,650,000	1,250,000	1,250,000
Unsecured notes	100,000	100,000	100,000	599,996	900,422
Revolving credit facility	430,000	490,000	450,000	450,000	130,000
Deferred financing costs	(20,394)	(22,275)	(23,938)	(22,898)	(24,840)
Total debt, net of deferred financing costs	3,704,919	5,477,214	5,412,024	5,514,488	3,781,605
Accrued interest	15,711	16,049	14,227	18,705	11,862
Accounts payable and accrued expenses	116,700	150,873	154,867	175,203	145,237
Deferred revenue	125,589	264,852	272,248	280,251	104,295
Lease liability - financing leases	104,870	104,544	104,218	103,888	103,561
Lease liability - operating leases	890,305	892,984	895,100	911,756	852,614
Dividends and distributions payable	21,750	21,768	21,569	24,362	24,456
Security deposits	49,877	50,585	50,472	50,926	54,696
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	330,799	282,958	236,211	312,564	264,876
Total liabilities	5,460,520	7,361,827	7,260,936	7,492,143	5,443,202

Noncontrolling interest in operating partnership
(4,238 units outstanding at 6/30/2023)	254,434	273,175	269,993	293,743	334,974
Preferred units	166,501	177,943	177,943	177,943	177,943

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,447
issued and outstanding at 6/30/2023, including 1,060 shares held in treasury	656	656	656	655	655
Additional paid–in capital	3,805,704	3,798,101	3,790,358	3,780,286	3,801,272
Treasury stock	(128,655)	(128,655)	(128,655)	(128,655)	(128,655)
Accumulated other comprehensive income	57,769	19,428	49,604	57,574	8,595
Retained earnings	135,518	549,024	651,138	755,862	779,999
Total SL Green Realty Corp. stockholders' equity	4,092,924	4,460,486	4,585,033	4,687,654	4,683,798

Noncontrolling interest in other partnerships	66,909	68,688	61,889	64,567	64,966

Total equity	4,159,833	4,529,174	4,646,922	4,752,221	4,748,764

Total Liabilities and Equity	$10,041,288	$12,342,119	$12,355,794	$12,716,050	$10,704,883

Supplemental Information	12	Second Quarter 2023

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2023	2022	2023	2023	2022
Revenues
Rental revenue, net	$165,651	$136,494	$174,592	$340,243	$272,970
Escalation and reimbursement revenues	20,294	18,738	20,450	40,744	38,293
Investment income	9,103	20,407	9,057	18,160	40,295
Other income	26,022	25,806	19,476	45,498	37,851
Total Revenues, net	221,070	201,445	223,575	444,645	389,409

Expenses
Operating expenses	46,957	39,557	52,064	99,021	82,140
Operating lease rent	6,655	6,477	6,301	12,956	13,041
Real estate taxes	39,885	30,819	41,383	81,268	61,566
Loan loss and other investment reserves, net of recoveries	—	—	6,890	6,890	—
Transaction related costs	33	1	884	917	29
Marketing, general and administrative	22,974	23,522	23,285	46,259	48,298
Total Operating Expenses	116,504	100,376	130,807	247,311	205,074

Equity in net income (loss) from unconsolidated joint ventures	(21,932)	(4,550)	(7,412)	(29,344)	(9,265)

Operating Income	82,634	96,519	85,356	167,990	175,070

Interest expense, net of interest income	40,621	14,960	41,653	82,274	30,030
Amortization of deferred financing costs	2,154	1,917	2,021	4,175	3,865
Depreciation and amortization	69,084	46,914	78,548	147,632	93,897

(Loss) Income from Continuing Operations (1)	(29,225)	32,728	(36,866)	(66,091)	47,278

Loss on sale of real estate, net	(26,678)	(64,378)	(1,651)	(28,329)	(65,380)
Equity in net loss on sale of joint venture interest / real estate	—	(131)	(79)	(79)	(131)
Purchase price and other fair value adjustments	(17,409)	(6,168)	239	(17,170)	(6,231)
Depreciable real estate reserves	(305,916)	—	—	(305,916)	—
Net Loss	(379,228)	(37,949)	(38,357)	(417,585)	(24,464)

Net loss (income) attributable to noncontrolling interests	24,622	(591)	3,962	28,584	(940)
Dividends on preferred units	(1,851)	(1,599)	(1,598)	(3,449)	(3,246)

Net Loss Attributable to SL Green Realty Corp	(356,457)	(40,139)	(35,993)	(392,450)	(28,650)

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(7,475)	(7,475)

Net Loss Attributable to Common Stockholders	$(360,194)	$(43,876)	$(39,731)	$(399,925)	$(36,125)

Earnings per share - Net loss per share (basic)	$(5.63)	$(0.70)	$(0.63)	$(6.25)	$(0.58)
Earnings per share - Net loss per share (diluted)	$(5.63)	$(0.70)	$(0.63)	$(6.25)	$(0.58)

(1) Before loss on sale, equity in net loss, purchase price and other fair value adjustments and depreciable real estate reserves shown below.

Supplemental Information	13	Second Quarter 2023

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2023	2022	2023	2023	2022
Funds from Operations
Net Loss Attributable to Common Stockholders	$(360,194)	$(43,876)	$(39,731)	$(399,925)	$(36,125)

Depreciation and amortization	69,084	46,914	78,548	147,632	93,897
Joint ventures depreciation and noncontrolling interests adjustments	65,149	61,030	69,534	134,683	121,462
Net (loss) income attributable to noncontrolling interests	(24,622)	591	(3,962)	(28,584)	940
Loss on sale of real estate, net	26,678	64,378	1,651	28,329	65,380
Equity in net loss on sale of joint venture property / real estate	—	131	79	79	131
Purchase price and other fair value adjustments	17,013	—	—	17,013	—
Depreciable real estate reserves	305,916	—	—	305,916	—
Non-real estate depreciation and amortization	(600)	(415)	(634)	(1,234)	(1,136)
Funds From Operations	$98,424	$128,753	$105,485	$203,909	$244,549

Funds From Operations - Basic per Share	$1.43	$1.89	$1.54	$2.98	$3.57

Funds From Operations - Diluted per Share	$1.43	$1.87	$1.53	$2.96	$3.52

Funds Available for Distribution
FFO	$98,424	$128,753	$105,485	$203,909	$244,549

Non real estate depreciation and amortization	600	415	634	1,234	1,136
Amortization of deferred financing costs	2,154	1,917	2,021	4,175	3,865
Non-cash deferred compensation	12,236	12,892	13,947	26,183	26,574
FAD adjustment for joint ventures	(21,813)	(22,178)	(20,838)	(42,651)	(50,393)
Straight-line rental income and other non-cash adjustments	(10,975)	4,961	(15,565)	(26,540)	2,398
Second cycle tenant improvements	(15,259)	(11,168)	(5,641)	(20,900)	(17,720)
Second cycle leasing commissions	(1,240)	(2,253)	(3,569)	(4,809)	(6,005)
Revenue enhancing recurring CAPEX	(135)	(406)	(103)	(238)	(1,124)
Non-revenue enhancing recurring CAPEX	(4,280)	(5,482)	(3,044)	(7,324)	(10,341)
Reported Funds Available for Distribution	$59,712	$107,451	$73,327	$133,039	$192,939

First cycle tenant improvements	$543	$—	$22	$565	$—
First cycle leasing commissions	$5	$—	$103	$108	$—
Development costs	$11,341	$12,566	$7,808	$19,149	$20,402
Redevelopment costs	$3,451	$9,526	$4,693	$8,144	$15,004
Capitalized interest	$26,969	$18,351	$25,464	$52,433	$36,292

Supplemental Information	14	Second Quarter 2023

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	Total

Balance at December 31, 2022	$221,932	$656	$3,790,358	$(128,655)	$651,138	$61,889	$49,604	$4,646,922

Net loss					(392,450)	(2,665)		(395,115)
Preferred dividends					(7,475)			(7,475)
Dividends declared ($1.6248 per common share)					(104,497)			(104,497)
Distributions to noncontrolling interests						(763)		(763)
Other comprehensive income - net unrealized gain on derivative instruments							7,486	7,486
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							2,034	2,034
Other comprehensive loss - net unrealized loss on marketable securities							(1,355)	(1,355)
DRSPP proceeds			342					342
Contributions to consolidated joint ventures						8,448		8,448
Reallocation of noncontrolling interests in the Operating Partnership					(11,198)			(11,198)
Deferred compensation plan and stock awards, net		—	15,004					15,004
Balance at June 30, 2023	$221,932	$656	$3,805,704	$(128,655)	$135,518	$66,909	$57,769	$4,159,833

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2022	64,380,082	3,670,343	—	68,050,425

YTD share activity	7,006	567,676	—	574,682
Share Count at June 30, 2023	64,387,088	4,238,019	—	68,625,107

Weighting factor	(20,573)	(66,501)	317,896	230,822
Weighted Average Share Count at June 30, 2023 - Diluted	64,366,515	4,171,518	317,896	68,855,929

Supplemental Information	15	Second Quarter 2023

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	June 30, 2023		March 31, 2023		December 31, 2022

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,396,565	$2,176,860	$3,891,106	$1,923,625	$3,895,212	$1,925,616
Building and improvements	14,183,328	7,111,118	12,596,690	6,343,667	12,478,026	6,309,717
Building leasehold and improvements	1,139,253	430,064	1,132,192	427,436	1,120,702	423,944
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	274,053	130,054	274,053	130,054	274,053	130,054
	20,734,031	10,193,585	18,634,873	9,170,271	18,508,825	9,134,820
Less: accumulated depreciation	(2,752,358)	(1,331,070)	(2,603,906)	(1,254,142)	(2,519,183)	(1,209,202)
Net real estate	17,981,673	8,862,515	16,030,967	7,916,129	15,989,642	7,925,618

Cash and cash equivalents	337,555	166,588	319,369	151,331	296,413	143,775
Restricted cash	383,141	210,397	356,724	203,821	412,886	237,921
Tenant and other receivables	35,221	17,468	51,100	27,342	30,050	15,886
Deferred rents receivable	609,596	338,846	584,574	325,527	571,502	318,119
Deferred costs, net	311,260	169,111	308,263	169,041	309,087	171,117
Other assets	2,401,909	1,004,584	2,220,796	915,890	2,242,339	911,392

Total Assets	$22,060,355	$10,769,509	$19,871,793	$9,709,081	$19,851,919	$9,723,828

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $122,897 at 6/30/2023, of which $63,242 is SLG share	$14,357,179	$7,050,039	$12,461,690	$6,133,904	$12,348,954	$6,106,009
Accrued interest	45,187	18,929	43,583	18,325	40,707	17,069
Accounts payable and accrued expenses	298,058	129,313	291,429	123,624	309,986	134,380
Deferred revenue	1,161,020	522,989	1,073,926	479,616	1,077,901	479,780
Lease liability - financing leases	745,431	346,545	745,309	346,591	745,138	346,611
Lease liability - operating leases	250,140	120,779	252,650	121,975	255,218	123,182
Security deposits	37,730	20,905	36,742	20,282	35,270	19,774
Other liabilities	135,591	81,257	85,060	56,773	70,574	45,962
Equity	5,030,019	2,478,753	4,881,404	2,407,991	4,968,171	2,451,061

Total Liabilities and Equity	$22,060,355	$10,769,509	$19,871,793	$9,709,081	$19,851,919	$9,723,828

Supplemental Information	16	Second Quarter 2023

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	June 30, 2023		June 30, 2022		March 31, 2023

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$284,782	$147,455	$271,629	$137,979	$325,664	$167,187
Escalation and reimbursement revenues	48,091	26,124	47,177	24,386	57,398	31,549
Investment income	1,249	317	1,228	307	1,236	313
Other income	10,167	5,186	11,665	6,746	5,154	2,758
Total Revenues, net	344,289	179,082	331,699	169,418	389,452	201,807

Loss on early extinguishment of debt	—	—	(467)	(318)	—	—

Expenses
Operating expenses	58,776	30,331	53,572	27,940	61,968	32,544
Operating lease rent	7,258	3,364	6,581	3,136	7,181	3,338
Real estate taxes	66,124	33,318	59,394	29,806	65,740	33,115
Total Operating Expenses	132,158	67,013	119,547	60,882	134,889	68,997

Operating Income	212,131	112,069	211,685	108,218	254,563	132,810

Interest expense, net of interest income	129,154	62,589	98,317	47,336	129,477	63,146
Amortization of deferred financing costs	7,198	3,141	6,695	2,894	7,045	3,062
Depreciation and amortization	117,402	60,781	113,959	59,325	125,266	64,723
Net (Loss) Income	(41,623)	(14,442)	(7,286)	(1,337)	(7,225)	1,879

Real estate depreciation	117,395	60,776	113,956	59,324	125,260	64,719
FFO Contribution	$75,772	$46,334	$106,670	$57,987	$118,035	$66,598

FAD Adjustments:
Non real estate depreciation and amortization	$7	$5	$3	$1	$6	$4
Amortization of deferred financing costs	7,198	3,141	6,695	2,894	7,045	3,062
Straight-line rental income and other non-cash adjustments	(17,828)	(11,356)	(27,616)	(18,724)	(22,417)	(13,786)
Second cycle tenant improvement	(18,695)	(9,550)	(8,495)	(4,481)	(14,969)	(7,804)
Second cycle leasing commissions	(4,436)	(2,253)	(1,296)	(707)	(706)	(399)
Revenue enhancing recurring CAPEX	(556)	(284)	—	—	(133)	(73)
Non-revenue enhancing recurring CAPEX	(2,928)	(1,516)	(2,536)	(1,161)	(3,798)	(1,842)
Total FAD Adjustments	$(37,238)	$(21,813)	$(33,245)	$(22,178)	$(34,972)	$(20,838)

First cycle tenant improvement	$622	$159	$502	$268	$161	$61
First cycle leasing commissions	$182	$46	$103	$51	$125	$32
Development costs	$74,164	$20,218	$99,888	$31,171	$76,079	$20,796
Redevelopment costs	$25,462	$9,403	$3,969	$2,024	$17,414	$5,528
Capitalized interest	$32,867	$10,629	$8,139	$3,518	$30,350	$9,491

Supplemental Information	17	Second Quarter 2023

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended
	June 30, 2023		June 30, 2022

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$610,446	$314,642	$556,385	$281,009
Escalation and reimbursement revenues	105,489	57,673	88,085	44,684
Investment income	2,485	630	2,443	610
Other income	15,321	7,944	20,052	11,242
Total Revenues, net	733,741	380,889	666,965	337,545

Loss on early extinguishment of debt	—	—	(467)	(318)

Expenses
Operating expenses	120,744	62,875	113,486	58,201
Operating lease rent	14,439	6,702	12,849	6,168
Real estate taxes	131,864	66,433	120,116	59,692
Total Operating Expenses	267,047	136,010	246,451	124,061

Operating Income	466,694	244,879	420,047	213,166

Interest expense, net of interest income	258,631	125,735	193,230	92,573
Amortization of deferred financing costs	14,243	6,203	13,452	5,784
Depreciation and amortization	242,668	125,504	226,672	117,455
Net Loss	(48,848)	(12,563)	(13,307)	(2,646)

Real estate depreciation	242,655	125,495	226,663	117,453
FFO Contribution	$193,807	$112,932	$213,356	$114,807

FAD Adjustments:
Non real estate depreciation and amortization	$13	$9	$9	$2
Amortization of deferred financing costs	14,243	6,203	13,452	5,784
Straight-line rental income and other non-cash adjustments	(40,245)	(25,142)	(65,744)	(42,226)
Second cycle tenant improvement	(33,664)	(17,354)	(13,912)	(7,420)
Second cycle leasing commissions	(5,142)	(2,652)	(9,445)	(4,862)
Revenue enhancing recurring CAPEX	(689)	(357)	(675)	(49)
Non-revenue enhancing recurring CAPEX	(6,726)	(3,358)	(3,360)	(1,622)
Total FAD Adjustments	$(72,210)	$(42,651)	$(79,675)	$(50,393)

First cycle tenant improvement	$783	$220	$1,536	$799
First cycle leasing commissions	$307	$78	$3,020	$1,545
Development costs	$150,243	$41,014	$175,181	$59,054
Redevelopment costs	$42,876	$14,931	$4,639	$2,309
Capitalized interest	$63,217	$20,120	$15,331	$6,794

Supplemental Information	18	Second Quarter 2023

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2023	2022	2023	2023	2022

Net Operating Income (1)	$100,682	$90,491	$105,295	$205,977	$177,584
SLG share of NOI from unconsolidated JVs	107,037	102,549	130,214	237,251	203,762
NOI, including SLG share of unconsolidated JVs	207,719	193,040	235,509	443,228	381,346
Partners' share of NOI - consolidated JVs	89	29	63	152	(4)
NOI - SLG share	$207,808	$193,069	$235,572	$443,380	$381,342

NOI, including SLG share of unconsolidated JVs	$207,719	$193,040	$235,509	$443,228	$381,346
Free rent (net of amortization)	(8,998)	(8,242)	(10,720)	(19,718)	(19,309)
Amortization of acquired above and below-market leases, net	(10,737)	(4,277)	(12,496)	(23,233)	(8,768)
Straight-line revenue adjustment	(4,774)	(4,352)	(6,958)	(11,732)	(10,999)
Straight-line tenant credit loss	(138)	(2,191)	(447)	(585)	(2,702)
Operating lease straight-line adjustment	832	715	547	1,379	(790)
Cash NOI, including SLG share of unconsolidated JVs	183,904	174,693	205,435	389,339	338,778
Partners' share of cash NOI - consolidated JVs	31	28	63	94	(8)
Cash NOI - SLG share	$183,935	$174,721	$205,498	$389,433	$338,770

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Six Months Ended
	June 30, 2023		June 30, 2023
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$190,267	$167,076	$383,656	$330,800
Development / Redevelopment	5,905	5,875	37,852	37,462
High Street Retail	7,201	6,245	13,836	12,156
Suburban & Residential	3,555	3,517	6,129	6,669
Total Operating and Development	206,928	182,713	441,473	387,087
Property Dispositions (2)	(10)	(10)	(66)	(95)
Other (3)	890	1,232	1,973	2,441
Total	$207,808	$183,935	$443,380	$389,433

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	19	Second Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2023	2022	%	2023	2023	2022	%
Revenues
Rental revenue, net	$119,803	$122,417	(2.1)%	$123,237	$243,021	$245,346	(0.9)%
Escalation & reimbursement revenues	15,857	17,161	(7.6)%	16,238	32,095	34,907	(8.1)%
Other income	67	788	(91.5)%	662	729	1,021	(28.6)%
Total Revenues	$135,727	$140,366	(3.3)%	$140,137	$275,845	$281,274	(1.9)%

Expenses
Operating expenses	$31,181	$31,012	0.5%	$34,672	$65,852	$62,184	5.9%
Operating lease rent	6,106	6,106	—%	6,106	12,211	12,211	—%
Real estate taxes	28,726	27,642	3.9%	28,808	57,534	55,208	4.2%
Total Operating Expenses	$66,013	$64,760	1.9%	$69,586	$135,597	$129,603	4.6%

Operating Income	$69,714	$75,606	(7.8)%	$70,551	$140,248	$151,671	(7.5)%

Interest expense & amortization of financing costs	$15,785	$12,084	30.6%	$15,760	$31,545	$23,935	31.8%
Depreciation & amortization	40,097	39,356	1.9%	38,986	79,082	78,036	1.3%

Income before noncontrolling interest	$13,832	$24,166	(42.8)%	$15,805	$29,621	$49,700	(40.4)%
Real estate depreciation & amortization	40,097	39,356	1.9%	38,986	79,082	78,036	1.3%
FFO Contribution	$53,929	$63,522	(15.1)%	$54,791	$108,703	$127,736	(14.9)%

Non–building revenue	(53)	(283)	(81.3)%	(139)	(192)	(340)	(43.5)%

Interest expense & amortization of financing costs	15,785	12,084	30.6%	15,760	31,545	23,935	31.8%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$69,661	$75,323	(7.5)%	$70,412	$140,056	$151,331	(7.5)%

Cash Adjustments
Free rent (net of amortization)	$(2,902)	$(234)	1,140.2%	$(4,191)	$(7,093)	$(1,775)	299.6%
Straight-line revenue adjustment	367	714	(48.6)%	(260)	107	971	(89.0)%
Amortization of acquired above and below-market leases, net	13	13	0.0%	13	27	(48)	(156.3)%
Operating lease straight-line adjustment	204	204	—%	204	408	408	—%
Straight-line tenant credit loss	15	(1,579)	(100.9)%	(333)	(317)	(2,238)	(85.8)%
Cash NOI	$67,358	$74,441	(9.5)%	$65,845	$133,188	$148,649	(10.4)%

Lease termination income	(5)	(495)	(99.0)%	(511)	(517)	(663)	(22.0)%
Cash NOI excluding lease termination income	$67,353	$73,946	(8.9)%	$65,334	$132,671	$147,986	(10.3)%

Operating Margins
NOI to real estate revenue, net	51.3%	53.8%		50.3%	50.8%	53.9%
Cash NOI to real estate revenue, net	49.6%	53.1%		47.0%	48.3%	52.9%

NOI before operating lease rent/real estate revenue, net	55.8%	58.1%		54.7%	55.2%	58.2%
Cash NOI before operating lease rent/real estate revenue, net	54.0%	57.4%		51.2%	52.6%	57.1%

Supplemental Information	20	Second Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2023	2022	%	2023	2023	2022	%
Revenues
Rental revenue, net	$141,664	$135,477	4.6%	$138,459	$280,129	$273,862	2.3%
Escalation & reimbursement revenues	25,757	24,734	4.1%	30,587	56,344	45,508	23.8%
Other income	1,110	4,553	(75.6)%	1,153	2,263	8,745	(74.1)%
Total Revenues	$168,531	$164,764	2.3%	$170,199	$338,736	$328,115	3.2%

Expenses
Operating expenses	$28,697	$27,998	2.5%	$31,049	$59,746	$59,441	0.5%
Operating lease rent	2,824	2,824	—%	2,824	5,648	5,648	—%
Real estate taxes	31,942	30,217	5.7%	31,864	63,806	60,457	5.5%
Total Operating Expenses	$63,463	$61,039	4.0%	$65,737	$129,200	$125,546	2.9%

Operating Income	$105,068	$103,725	1.3%	$104,462	$209,536	$202,569	3.4%

Interest expense & amortization of financing costs	$63,633	$52,041	22.3%	$63,028	$126,661	$102,091	24.1%
Depreciation & amortization	58,141	58,322	(0.3)%	58,378	116,518	118,018	(1.3)%

Loss before noncontrolling interest	$(16,706)	$(6,638)	151.7%	$(16,944)	$(33,643)	$(17,540)	91.8%
Real estate depreciation & amortization	58,137	58,321	(0.3)%	58,374	116,509	118,017	(1.3)%
FFO Contribution	$41,431	$51,683	(19.8)%	$41,430	$82,866	$100,477	(17.5)%

Non–building revenue	(732)	(225)	225.3%	(763)	(1,495)	(361)	314.1%

Interest expense & amortization of financing costs	63,633	52,041	22.3%	63,028	126,661	102,091	24.1%
Non-real estate depreciation	4	1	300.0%	4	9	1	800.0%
NOI	$104,336	$103,500	0.8%	$103,699	$208,041	$202,208	2.9%

Cash Adjustments
Free rent (net of amortization)	$(2,390)	$(8,244)	(71.0)%	$(3,687)	$(6,077)	$(17,946)	(66.1)%
Straight-line revenue adjustment	(3,787)	(4,988)	(24.1)%	(5,121)	(8,908)	(11,903)	(25.2)%
Amortization of acquired above and below-market leases, net	(4,433)	(4,391)	1.0%	(4,433)	(8,867)	(8,920)	(0.6)%
Operating lease straight-line adjustment	182	192	(5.2)%	192	374	385	(2.9)%
Straight-line tenant credit loss	(146)	(581)	(74.9)%	(16)	(162)	(556)	(70.9)%
Cash NOI	$93,762	$85,488	9.7%	$90,634	$184,401	$163,268	12.9%

Lease termination income	(365)	(4,328)	(91.6)%	(386)	(751)	(8,380)	(91.0)%
Cash NOI excluding lease termination income	$93,397	$81,160	15.1%	$90,248	$183,650	$154,888	18.6%

Operating Margins
NOI to real estate revenue, net	62.2%	62.9%		61.2%	61.7%	61.7%
Cash NOI to real estate revenue, net	55.9%	52.0%		53.5%	54.7%	49.8%

NOI before operating lease rent/real estate revenue, net	63.9%	64.6%		62.9%	63.4%	63.4%
Cash NOI before operating lease rent/real estate revenue, net	57.5%	53.6%		55.0%	56.2%	51.4%

Supplemental Information	21	Second Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2023	2022	%	2023	2023	2022	%
Revenues
Rental revenue, net	$119,803	$122,417	(2.1)%	$123,237	$243,021	$245,346	(0.9)%
Escalation & reimbursement revenues	15,857	17,161	(7.6)%	16,238	32,095	34,907	(8.1)%
Other income	67	788	(91.5)%	662	729	1,021	(28.6)%
Total Revenues	$135,727	$140,366	(3.3)%	$140,137	$275,845	$281,274	(1.9)%

Equity in net income (loss) from unconsolidated joint ventures (1)	$(16,706)	$(6,638)	151.7%	$(16,944)	$(33,643)	$(17,540)	91.8%
Expenses
Operating expenses	$31,181	$31,012	0.5%	$34,672	$65,852	$62,184	5.9%
Operating lease rent	6,106	6,106	—%	6,106	12,211	12,211	—%
Real estate taxes	28,726	27,642	3.9%	28,808	57,534	55,208	4.2%
Total Operating Expenses	$66,013	$64,760	1.9%	$69,586	$135,597	$129,603	4.6%

Operating Income	$53,008	$68,968	(23.1)%	$53,607	$106,605	$134,131	(20.5)%

Interest expense & amortization of financing costs	$15,785	$12,084	30.6%	$15,760	$31,545	$23,935	31.8%
Depreciation & amortization	40,097	39,356	1.9%	38,986	79,082	78,036	1.3%

(Loss) income before noncontrolling interest	$(2,874)	$17,528	(116.4)%	$(1,139)	$(4,022)	$32,160	(112.5)%
Real estate depreciation & amortization	40,097	39,356	1.9%	38,986	79,082	78,036	1.3%
Joint Ventures Real estate depreciation & amortization (1)	58,137	58,321	(0.3)%	58,374	116,509	118,017	(1.3)%
FFO Contribution	$95,360	$115,205	(17.2)%	$96,221	$191,569	$228,213	(16.1)%

Non–building revenue	(53)	(283)	(81.3)%	(139)	(192)	(340)	(43.5)%
Joint Ventures Non–building revenue (1)	(732)	(225)	225.3%	(763)	(1,495)	(361)	314.1%

Interest expense & amortization of financing costs	15,785	12,084	30.6%	15,760	31,545	23,935	31.8%
Joint Ventures Interest expense & amortization of financing costs (1)	63,633	52,041	22.3%	63,028	126,661	102,091	24.1%
Non-real estate depreciation	—	—	—%	—	—	—	—%
Joint Ventures Non-real estate depreciation (1)	4	1	300.0%	4	9	1	800.0%
NOI	$173,997	$178,823	(2.7)%	$174,111	$348,097	$353,539	(1.5)%

Cash Adjustments
Non-cash adjustments	$(2,303)	$(882)	161.1%	$(4,567)	$(6,868)	$(2,682)	156.1%
Joint Ventures non-cash adjustments (1)	(10,574)	(18,012)	(41.3)%	(13,065)	(23,640)	(38,940)	(39.3)%
Cash NOI	$161,120	$159,929	0.7%	$156,479	$317,589	$311,917	1.8%

Lease termination income	$(5)	$(495)	(99.0)%	$(511)	$(517)	$(663)	(22.0)%
Joint Ventures lease termination income (1)	(365)	(4,328)	(91.6)%	(386)	(751)	(8,380)	(91.0)%
Cash NOI excluding lease termination income	$160,750	$155,106	3.6%	$155,582	$316,321	$302,874	4.4%

Operating Margins
NOI to real estate revenue, net	57.3%	58.7%		56.3%	56.8%	58.1%
Cash NOI to real estate revenue, net	53.1%	52.5%		50.6%	51.8%	51.2%

NOI before operating lease rent/real estate revenue, net	60.3%	61.6%		59.2%	59.7%	61.0%
Cash NOI before operating lease rent/real estate revenue, net	55.9%	55.3%		53.3%	54.6%	54.0%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Second Quarter 2023

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2023	Current		Final	Principal
	Ownership	Outstanding			Principal	Maturity		Maturity	Due at
Fixed rate debt	Interest (%)	6/30/2023	Coupon (1)		Amortization	Date		Date (2)	Maturity
Secured fixed rate debt
719 Seventh Avenue (capped)	75.0	$50,000	4.70%		$—	Sep-23		Sep-23	$50,000
185 Broadway / 7 Dey (swapped)	100.0	200,000	7.59%		—	Nov-23		Nov-23	200,000
420 Lexington Avenue	100.0	280,165	3.99%		5,827	Oct-24		Oct-40	272,749
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25		Jun-27	370,000
Landmark Square	100.0	100,000	4.90%		—	Jan-27		Jan-27	100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		Feb-27	450,000
		$1,450,165	5.14%		$5,827				$1,442,749
Unsecured fixed rate debt
2022 Term Loan (swapped)		$400,000	5.95%	(3)	$—	Oct-23	(3)	Apr-24	(4) $400,000
Term Loan B (swapped)		200,000	4.01%		—	Nov-24		Nov-24	200,000
Unsecured notes		100,000	4.27%		—	Dec-25		Dec-25	100,000
Term Loan A (swapped)		1,050,000	3.49%	(3)	—	May-27	(3)	May-27	1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.01%		—	Jul-35		Jul-35	100,000
		$1,850,000	4.20%		$—				$1,850,000

Total Fixed Rate Debt		$3,300,165	4.61%		$5,827				$3,292,749
Floating rate debt
Secured floating rate debt
690 Madison (SOFR + 50 bps)	100.0	$60,000	5.64%		$—	Jul-24		Jul-25	$60,000
185 Broadway / 7 Dey (SOFR + 285 bps)	100.0	10,148	7.99%		—	Nov-23		Nov-23	10,148
		$70,148	5.98%		$—				$70,148
Unsecured floating rate debt
2022 Term Loan (SOFR + 150 bps) (5)		$25,000	6.64%		$—	Oct-23		Apr-24	(4) $25,000
Revolving credit facility (SOFR + 115 bps) (5)		430,000	6.29%		—	May-26		May-27	(4) 430,000
		$455,000	6.31%		$—				$455,000

Total Floating Rate Debt		$525,148	6.27%		$—				$525,148

Total Debt - Consolidated		$3,825,313	4.84%		$5,827				$3,817,897

Deferred financing costs		(20,394)
Total Debt - Consolidated, net		$3,804,919	4.84%

Total Debt - Joint Venture, net		$7,050,039	4.56%

Total Debt including SLG share of unconsolidated JV Debt		$10,938,594	4.66%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$11,784,122	4.52%

(1) Coupon for floating rate debt determined using the effective LIBOR or SOFR rate at the end of the quarter of 5.22% and 5.14%, respectively. Coupon for loans that are subject to LIBOR or SOFR floors, interest rate caps or interest rate swaps were determined using the LIBOR or SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions.					Revolving Credit Facility Covenants
(3) Represents a blended swapped rate inclusive of the effect of multiple swaps.								Actual	Required
(4) As-of-right extension.					Total Debt / Total Assets			34.9%	Less than 60%
(5) Spread includes applicable Term SOFR adjustment.					Fixed Charge Coverage			1.71x	Greater than 1.4x
					Maximum Secured Indebtedness			15.5%	Less than 50%
					Maximum Unencumbered Leverage Ratio			40.2%	Less than 60%

					Unsecured Notes Covenants
								Actual	Required
					Total Debt / Total Assets			35.8%	Less than 60%
					Secured Debt / Total Assets			18.6%	Less than 40%
					Debt Service Coverage			1.83x	Greater than 1.5x
					Unencumbered Assets / Unsecured Debt			300.7%	Greater than 150%

Supplemental Information	23	Second Quarter 2023

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2023 Principal	Current		Final		Principal
	Ownership	6/30/2023			Amortization		Maturity		Maturity		Due at Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
717 Fifth Avenue	10.9	$655,328	$71,536	5.02%		$—	Jul-22	(3)	Jul-22	(3)	$71,536
280 Park Avenue (capped)	50.0	1,200,000	600,000	6.06%		—	Sep-23		Sep-24		600,000
650 Fifth Avenue	50.0	65,000	32,500	5.45%		—	Oct-23		Jan-24		32,500
220 East 42nd (capped)	51.0	505,412	257,760	5.86%		—	Jun-24		Jun-25		257,760
5 Times Square (capped)	31.6	444,711	140,306	7.20%		—	Sep-24		Sep-26		140,306
10 East 53rd Street (capped)	55.0	220,000	121,000	5.35%		—	Feb-25		Feb-25		121,000
1515 Broadway	56.9	772,221	439,155	3.93%		11,554	Mar-25		Mar-25		419,372
450 Park Avenue (capped)	25.1	267,000	67,017	6.10%		—	Jun-25		Jun-27		67,017
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		Sep-25		840,000
One Madison Avenue (capped)	25.5	606,858	154,749	3.94%		—	Nov-25		Nov-26		154,749
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		Feb-26		107,120
919 Third Avenue (swapped)	51.0	500,000	255,000	6.11%		—	Apr-26		Apr-28		255,000
245 Park Avenue	50.1	1,768,000	885,768	4.30%		—	Jun-27		Jun-27		885,768
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		Nov-27		299,400
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%	(4)	—	Jul-31		Jul-31		2,130,300
Total Fixed Rate Debt		$12,781,530	$6,401,611	4.14%	(5)	$11,554					$6,381,828
Floating rate debt
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000	$6,900	6.67%		$—	Feb-23	(3)	Feb-23	(3)	$6,900
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	8.62%		—	Sep-23		Sep-23		33,431
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000	105,000	7.39%		—	Oct-23		Jan-24		105,000
2 Herald Square (SOFR + 206 bps) (6)	51.0	182,500	93,075	7.21%		—	Nov-23		Nov-23		93,075
100 Park Avenue (SOFR + 236 bps) (6)	49.9	360,000	179,640	7.51%		—	Dec-23		Dec-25		179,640
15 Beekman (LIBOR + 150 bps)	20.0	109,440	21,888	6.72%		—	Jan-24		Jul-25		21,888
1552 Broadway (SOFR + 275 bps) (6)	50.0	193,132	96,566	7.89%		—	Feb-24		Feb-24		96,566
5 Times Square (SOFR + 575 bps)	31.6	542,360	171,115	10.89%		—	Sep-24		Sep-26		171,115
21 East 66th Street (SOFR + 175 bps)	32.3	12,000	3,873	6.89%		—	Apr-27		Apr-27		3,873
21 East 66th Street (T 12 mos + 275 bps)	32.3	564	182	8.15%		15	Jun-33		Jun-33		2
Total Floating Rate Debt		$1,698,546	$711,670	8.33%	(5)	$15					$711,490
Total unconsolidated JV Debt		$14,480,076	$7,113,281	4.56%	(5)	$11,569					$7,093,318
	Deferred financing costs	(122,897)	(63,242)
Total unconsolidated JV Debt, net		$14,357,179	$7,050,039	4.56%	(5)

(1) Coupon for floating rate debt determined using the effective LIBOR or SOFR rate at the end of the quarter of 5.22% and 5.14%, respectively. Coupon for loans that are subject to LIBOR or SOFR floors, interest rate caps or interest rate swaps were determined using the LIBOR or SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions.						Composition of Debt
(3) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.						Fixed Rate Debt
(4) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.						Consolidated			$3,300,165
(5) Calculated based on SL Green's share of the outstanding debt.						SLG Share of JV			6,401,611
(6) Spread includes applicable Term SOFR adjustment.						Total Fixed Rate Debt			$9,701,776		88.7%

						Floating Rate Debt
						Consolidated			$525,148
						SLG Share of JV			711,670
									1,236,818		11.3%
						Floating Rate DPE and Other Investments			(154,528)		(1.4)%
						Total Floating Rate Debt			$1,082,290		9.9%
						Total Debt			$10,938,594

Supplemental Information	24	Second Quarter 2023

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
		Ownership	Notional Value
Secured Debt		Interest (%)	6/30/2023	Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
719 Seventh Avenue		75.0	$50,000	Cap	3.39%	April 2023	September 2023

185 Broadway / 7 Dey		100.0	$200,000	Swap	4.74%	November 2022	November 2023

100 Church Street		100.0	$370,000	Swap	3.89%	November 2022	June 2027

Unsecured Debt
Term Loan A		100.0	$100,000	Swap	1.06%	November 2021	July 2023
Term Loan A		100.0	200,000	Swap	1.03%	November 2021	July 2023
Term Loan A		100.0	150,000	Swap	2.60%	December 2021	January 2024
Term Loan A		100.0	150,000	Swap	2.62%	December 2021	January 2026
Term Loan A		100.0	100,000	Swap	2.90%	February 2023	February 2027
Term Loan A		100.0	100,000	Swap	2.73%	February 2023	February 2027
Term Loan A		100.0	50,000	Swap	2.46%	February 2023	February 2027
Term Loan A		100.0	200,000	Swap	2.59%	February 2023	February 2027

2022 Term Loan		100.0	$200,000	Swap	4.49%	November 2022	January 2024
2022 Term Loan		100.0	200,000	Swap	4.41%	November 2022	January 2024

Term Loan B		100.0	$200,000	Swap	2.66%	December 2021	January 2026

Junior subordinated deferrable interest debentures		100.0	$100,000	Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
Term Loan A		100.0	$300,000	Swap	2.87%	July 2023	May 2027
Term Loan A		100.0	150,000	Swap	3.52%	January 2024	May 2027

Unconsolidated JV Interest Rate Derivatives
		Notional Value
	Ownership	6/30/2023
Secured Debt	Interest (%)	Gross Notional	SLG Share	Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
450 Park Avenue	25.1	$272,000	$68,272	Cap	4.00%	July 2022	August 2023

5 Times Square	31.6	$444,711	$140,306	Cap	3.50%	September 2022	September 2023

280 Park Avenue	50.0	$1,075,000	$537,500	Cap	4.08%	September 2022	September 2023
280 Park Avenue	50.0	125,000	62,500	Cap	4.08%	September 2022	September 2023

10 East 53rd Street	55.0	$220,000	$121,000	Cap	4.00%	February 2023	February 2024

One Madison Avenue	25.5	$378,467	$96,509	Cap	0.49%	February 2022	May 2024
One Madison Avenue	25.5	378,467	96,509	Cap	0.49%	February 2022	May 2024

220 East 42nd Street	51.0	$505,412	$257,760	Cap	3.00%	June 2023	June 2024

919 Third Avenue	51.0	$250,000	$127,500	Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	Swap	3.61%	April 2023	February 2026

800 Third Avenue	60.5	$177,000	$107,120	Swap	1.55%	December 2022	February 2026

(1) Certain financings require the purchase of a cap at a specified strike rate.

Supplemental Information	25	Second Quarter 2023

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		2023 Scheduled		2024 Scheduled		2025 Scheduled		2026 Scheduled		Lease	Year of Final
Property		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$3,455		$6,909		$6,909		$6,909		$87,475	2043
SL Green Headquarters at One Vanderbilt		829	(4)(5)	1,695	(4)	1,736	(4)	1,776	(4)	92,832	2048
625 Madison Avenue		—	(6)	—	(6)	—	(6)	—	(6)	56,408 (6)	2054
Summit One Vanderbilt		2,950	(4)	6,958	(4)	6,958	(4)	6,958	(4)	435,049	2070
420 Lexington Avenue		5,599		11,199		11,199		11,199		174,186	2080
711 Third Avenue		2,750		5,500		5,500		5,500		44,355	2083
Total		$15,583		$32,261		$32,302		$32,342		$890,305

Financing Leases
15 Beekman		$1,569		$3,180		$3,228		$3,276		$104,870	2119	(7)
Total		$1,569		$3,180		$3,228		$3,276		$104,870

	SLG	2023 Scheduled		2024 Scheduled		2025 Scheduled		2026 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (8)	33.3	$307		$614		$614		$614		$3,721	2029
650 Fifth Avenue (Floors 4-6)	50.0	895		1,790		1,790		1,802		15,346	2053
650 Fifth Avenue (Floors b-3)	50.0	738		1,569		1,569		1,571		31,600	2062
885 Third Avenue	34.1	129		259		259		259		5,192	2080
5 Times Square	31.6	—	(9)	—	(9)	—	(9)	—	(9)	— (9)	2089
1560 Broadway	50.0	3,494		7,272		7,476		7,554		64,920	2114
Total		$5,563		$11,504		$11,708		$11,800		$120,779

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$3,438		$7,364		$7,364		$7,364		$102,361	2062
One Vanderbilt Avenue Garage	71.0	103		209		211		213		3,424	2069
2 Herald Square	51.0	3,764		7,654		7,845		8,041		219,765	2077	(7)
Total		$7,305		$15,227		$15,420		$15,618		$325,550

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of June 30, 2023.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) The 2023 minimum cash payments reflect free rent.
(6) In April 2023, the ground rent appraisal proceeding concluded. As a result of that proceeding, the ground rent has been reset from the previous rent of $4.61 million per annum to a new rent of $20.25 million per annum, effective as of July 1, 2022. Following a strategic review of the property that addresses a range of relevant considerations, including the increase in ground rent to an amount substantially above what the Company believes is appropriate, the Company wrote down the carrying value of its investment in the leasehold interest to zero in the quarter ending June 30, 2023.
(7) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(8) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

(9) The base rent amount is determined semi-annually by the City of New York under a payment in-lieu of real estate taxes (PILOT) program.

Supplemental Information	26	Second Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

6/30/2022		$1,134,080	$1,128,103	7.28%	7.21%

Debt investment originations/fundings/accretion	(4)	12,874
Preferred Equity investment originations/accretion	(4)	19,678
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(502,647)
Reserves/Realized Losses		—
9/30/2022		$663,985	$994,959	11.73%	6.36%

Debt investment originations/fundings/accretion	(4)	14,214
Preferred Equity investment originations/accretion	(4)	1,969
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(56,888)
Reserves/Realized Losses		—
12/31/2022		$623,280	$676,268	6.62%	6.47%

Debt investment originations/fundings/accretion	(4)	8,455
Preferred Equity investment originations/accretion	(4)	1,958
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		(6,890)
3/31/2023		$626,803	$635,651	5.75%	5.89%

Debt investment originations/fundings/accretion	(4)	7,660
Preferred Equity investment originations/accretion	(4)	2,013
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
6/30/2023		$636,476	$645,812	5.83%	6.07%

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	27	Second Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$154,528	$358,119	$512,647		$1,724,174	$787	5.68%	5.96%

Preferred Equity	—	123,829	123,829		250,000	$758	6.46%	6.55%

Balance as of 6/30/2023	$154,528	$481,948	$636,476	(4)		$781	5.83%	6.07%

	Debt and Preferred Equity Maturity Profile (4)
	2023	2024	2025	2026	2027 & Thereafter
Floating Rate	$97,172	$57,356	$—	$—	$—
Fixed Rate	308,119	—	30,000	—	143,829
Sub-total	$405,291	$57,356	$30,000	$—	$143,829

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.19 years. Approximately 23.8% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 1.45 years.

Supplemental Information	28	Second Quarter 2023

LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior			Yield At End
Investment Type	6/30/2023	Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Mezzanine Loan	$225,367	Fee	Manhattan	$399,460	$1,071	Fixed	(4)

Preferred Equity	123,829	Multi-Family Rental	Manhattan	250,000	$758	Fixed	6.55%

Mezzanine Loan	82,752	Fee	Manhattan	272,147	$608	Fixed	14.16%

Mezzanine Loan	57,356	Multi-Family Rental	Brooklyn	252,483	$508	Floating	14.95%

Mezzanine Loan	49,846	Office	Manhattan	275,000	$414	Floating	(5)

Mezzanine Loan	39,083	Office	Manhattan	186,084	$690	Floating	13.72%

Mezzanine Loan	30,000	Office	Manhattan	95,000	$573	Fixed	8.52%

Mezzanine Loan	20,000	Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	8,243	Office	Manhattan	54,000	$449	Floating	18.63%

Total	$636,476

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan was put on non-accrual in the third quarter of 2020 and continues to be on non-accrual as of June 30, 2023.
(5) Loan was put on non-accrual in the first quarter of 2023 and continues to be on non-accrual as of June 30, 2023.

Supplemental Information	29	Second Quarter 2023

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2023		March 31, 2023		Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet	Sq. Feet	% Occupied (1)	% Leased (2)	% Occupied (1)	% Leased (2)	($'s)	100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.4	90.3	90.3	90.3	90.3	$46,617	9.1	3.9	18
110 Greene Street	100.0	Soho	Fee Interest	223,600	0.9	87.9	89.7	86.2	89.6	17,253	3.4	1.4	55
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.5	99.9	99.9	99.9	99.9	47,548	9.2	4.0	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	0.9	100.0	100.0	100.0	100.0	18,292	3.6	1.5	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.0	84.6	87.9	84.1	84.8	80,398	15.6	6.7	171
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.8	80.3	80.3	80.3	80.3	15,201	3.0	1.3	14
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	3.9	73.3	73.3	72.5	73.4	45,889	8.9	3.8	25
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.0	96.8	96.8	96.8	96.8	54,355	10.5	4.7	9
711 Third Avenue	100.0 (3)	Grand Central North	Leasehold Interest (3)	524,000	2.2	94.7	94.7	93.6	93.6	35,759	6.9	3.0	22
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	2.9	82.1	82.9	84.3	84.3	40,693	7.9	3.4	39
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.5	69.3	69.3	69.3	69.3	66,299	12.9	5.5	11
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.4	70.1	72.7	84.8	86.2	32,634	6.3	2.7	40

Subtotal / Weighted Average				8,180,345	34.4%	84.4%	85.2%	85.4%	85.7%	$500,938	97.3%	41.9%	436

"Non Same Store"
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	0.9	76.5	76.5	76.5	76.5	$13,814	2.7	1.2	13

Subtotal / Weighted Average				218,796	0.9%	76.5%	76.5%	76.5%	76.5%	$13,814	2.7%	1.2%	13

Total / Weighted Average Consolidated Properties				8,399,141	35.3%	84.2%	85.0%	85.1%	85.5%	$514,752	100.0%	43.1%	449

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	354,300	1.5	98.1	98.1	98.1	98.1	$33,312		1.5	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	9.7	96.4	96.4	96.4	96.4	166,044		8.3	9
100 Park Avenue	50.0	Grand Central South	Fee Interest	834,000	3.5	77.7	77.7	79.9	79.9	56,610		2.4	37
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.1	96.9	97.6	96.9	97.6	135,686		5.7	38
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.2	76.9	80.2	84.7	84.7	31,737		1.6	35
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.1	78.9	80.0	66.7	80.0	81,480		3.5	7
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	7.3	99.7	99.7	99.7	99.7	132,057		6.3	7
Worldwide Plaza	25.0	Westside	Fee Interest	2,048,725	8.6	91.8	91.8	91.7	91.8	142,905		3.0	21
Added to Same Store in 2023
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1,657,198	7.0	97.4	99.4	96.8	99.0	256,675		15.2	38
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	4.8	91.4	91.4	91.9	91.9	69,679		3.0	35

Subtotal / Weighted Average				13,292,381	55.8%	92.0%	92.6%	91.1%	92.9%	$1,106,185		50.5%	267

"Non Same Store"
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	7.5	80.1	80.8	83.9	83.9	$135,408		5.7	16
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.4	82.9	82.9	82.9	82.9	35,371		0.7	22

Subtotal / Weighted Average				2,119,793	8.9%	80.6%	81.2%	83.7%	83.7%	$170,779		6.4%	38

Total / Weighted Average Unconsolidated Properties				15,412,174	64.7%	90.5%	91.0%	90.1%	91.7%	$1,276,964		56.9%	305

Manhattan Operating Properties Grand Total / Weighted Average				23,811,315	100.0%	88.3%	88.9%	88.3%	89.5%	$1,791,716			754
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent										$1,194,918		100.0%
Manhattan Operating Properties Same Store Occupancy %				21,472,726	90.2%	89.2%	89.8%	88.9%	90.2%

(1) Occupancy for commenced leases.
(2) Occupancy inclusive of leases signed but not yet commenced.
(3) The Company owns 50% of the fee interest.

Supplemental Information	30	Second Quarter 2023

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2023		March 31, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet	Sq. Feet	% Occupied (1)	% Leased (2)	% Occupied (1)	% Leased (2)	($'s)	(SLG%)

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	5.5	100.0	100.0	100.0	100.0	$3,362	2.3	1
21 East 66th Street	32.3	Plaza District	Fee Interest	13,069	4.2	100.0	100.0	100.0	100.0	2,454	1.8	2
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	4.1	100.0	100.0	100.0	100.0	2,250	1.8	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	1.7	100.0	100.0	100.0	100.0	3,988	4.6	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	22.1	100.0	100.0	100.0	100.0	40,052	45.0	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	119,550	38.2	90.4	90.4	90.4	90.4	28,966	7.1	5
719 Seventh Avenue	75.0	Times Square	Fee Interest	10,040	3.2	—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	18.5	88.3	88.3	88.3	88.3	30,275	34.0	3
Subtotal/Weighted Average				304,905	97.5%	90.7%	90.7%	90.7%	90.7%	$111,347	96.6%	14

"Non Same Store" Retail
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,848	2.5	100.0	100.0	100.0	100.0	$1,500	3.4	1

Subtotal/Weighted Average				7,848	2.5%	100.0%	100.0%	100.0%	100.0%	$1,500	3.4%	1

Total / Weighted Average Retail Properties				312,753	100.0%	91.0%	91.0%	91.0%	91.0%	$112,847	100.0%	15

Residential Properties
	Ownership				Total	June 30, 2023		March 31, 2023		Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (3)
Properties	Interest (%)	SubMarket	Ownership	Square Feet	Units	% Occupied (1)	% Leased (2)	% Occupied (1)	% Leased (2)	($'s)	(SLG%)	($'s)

"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209	96.7	98.6	97.6	98.6	$11,610	100.0	$4,790
Subtotal/Weighted Average				140,382	209	96.7%	98.6%	97.6%	98.6%	$11,610	100.0%	$4,790

Total / Weighted Average Residential Properties				140,382	209	96.7%	96.7%	97.6%	98.6%	$11,610	100.0%	$4,790

Suburban Properties
	Ownership				% of Total	June 30, 2023		March 31, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet	Sq. Feet	% Occupied (1)	% Leased (2)	% Occupied (1)	% Leased (2)	($'s)	(SLG%)

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0	78.4	78.4	78.3	78.3	$19,651	100.0	100
Subtotal/Weighted Average				862,800	100.0%	78.4%	78.4%	78.3%	78.3%	$19,651	100.0%	100

Total / Weighted Average Suburban Properties				862,800	100.0%	78.4%	78.4%	78.3%	78.3%	$19,651	100.0%	100

(1) Occupancy for commenced leases.
(2) Occupancy inclusive of leases signed but not yet commenced.
(3) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	31	Second Quarter 2023

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2023		March 31, 2023		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet	Sq. Feet	% Occupied (1)	% Leased (2)	% Occupied (1)	% Leased (2)	($'s)	(SLG%)

Development / Redevelopment
2 Herald Square	51.0	Herald Square	Leasehold Interest	369,000	12.7	34.5	34.5	84.6	84.6	$19,797	22.5	$298,327	5
5 Times Square	31.6	Times Square	Leasehold Interest	1,127,931	38.8	23.3	23.3	22.5	22.5	26,831	18.7	729,490	2
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	0.5	5.5	5.5	5.5	5.5	32	0.1	13,234	1
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	1.7	34.5	34.5	25.9	34.5	3,319	7.4	49,496	4
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	19.4	16.8	16.8	17.4	17.4	12,145	27.0	—	15
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	26.9	18.0	18.0	17.7	17.7	10,911	24.3	258,667	20

Total / Weighted Average Development / Redevelopment Properties				2,904,776	100.0%	22.1%	22.1%	28.1%	28.2%	$73,035	100.0%	$1,349,214	47

(1) Occupancy for commenced leases.
(2) Occupancy inclusive of leases signed but not yet commenced.

Construction in Progress
								Future Equity						Development
						Equity Contributed		Contributions				Financing		Budget
Building Address	Usable	Ownership	Estimated		Percentage
	Sq. Feet	Interest (%)	TCO (1)		Leased	Company	Partners	Company		Partners		Drawn	Available	Total (2)

15 Beekman	221,884	20.0	Q2 2023	(3)	100.0 (3)	$16,890	$67,560	$2,012		$8,048		$109,440	$15,560	$219,510
One Madison	1,396,426	25.5	Q3 2023		55.6	276,092	183,794	—	(4)	577,363	(4)	606,858	643,142	2,287,249
760 Madison	58,574	100.0	Q3 2023	(5)	(6)	369,985	—	86,760		—		—	—	456,745

Total Construction In Progress						$662,967	$251,354	$88,772		$585,411		$716,298	$658,702	$2,963,504

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) The building is 100% leased to Pace University for 30 years. The academic space was delivered in Q4 2022. A TCO covering the base building and dormitory units was received in Q2 2023. The building will be turned over to Pace in Q3 2023.
(4) The partners' future equity contribution is payable within a specified time frame after TCO. The Company's Equity Contributed is shown net of this funding.
(5) Reflects estimated turn over of retail space to retail tenant.
(6) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	32	Second Quarter 2023

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2023		March 31, 2023		Annualized Contractual Retail Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet	Sq. Feet	% Occupied (1)	% Leased (2)	% Occupied (1)	% Leased (2)	($'s)	100%	SLG%

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,944	0.5	100.0	100.0	100.0	100.0	$1,500	0.6	1.1	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	10,040	0.7	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				17,984	1.2%	44.2%	44.2%	44.2%	44.2%	$1,500	0.6%	1.1%	1

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	1.2	100.0	100.0	100.0	100.0	$3,362	1.4	0.7	1
21 East 66th Street	32.3	Plaza District	Fee Interest	13,069	0.8	100.0	100.0	100.0	100.0	2,454	1.0	0.6	2
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	0.8	100.0	100.0	100.0	100.0	2,250	0.9	0.6	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.4	100.0	100.0	100.0	100.0	3,988	1.6	1.4	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	4.7	100.0	100.0	100.0	100.0	40,052	16.4	14.1	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	119,550	8.0	90.4	90.4	90.4	90.4	28,966	11.9	2.2	5
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	3.9	88.3	88.3	88.3	88.3	30,275	12.4	10.7	3

Subtotal / Weighted Average				294,865	19.8%	93.8%	93.8%	93.8%	93.8%	$111,347	45.6%	30.3%	14

Total / Weighted Average High Street Retail				312,849	21.0%	91.0%	91.0%	91.0%	91.0%	$112,847	46.2%	31.4%	15

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.1	96.2	96.2	96.2	96.2	$3,842	1.6	2.7	9
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.1	100.0	100.0	100.0	100.0	4,383	1.9	3.1	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.2	100.0	100.0	100.0	100.0	4,688	1.9	3.3	7
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.1	100.0	100.0	74.5	100.0	3,319	1.4	2.3	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.7	100.0	100.0	100.0	100.0	3,530	1.4	2.5	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	3.6	93.6	93.6	93.6	93.6	4,810	2.0	3.4	5
461 Fifth Avenue	100.0	Midtown	Fee Interest	17,114	1.2	15.9	15.9	15.9	15.9	903	0.4	0.6	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	2.8	55.1	55.1	56.7	56.7	3,964	1.6	2.8	5
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	3.6	100.0	100.0	100.0	100.0	2,997	1.2	2.1	2
625 Madison Avenue (3)	100.0	Plaza District	Leasehold Interest	78,489	5.3	67.8	67.8	72.2	72.2	9,071	3.7	6.5	11
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	1.7	100.0	100.0	100.0	100.0	3,293	1.3	2.3	3
750 Third Avenue (3)	100.0	Grand Central North	Fee Interest	24,827	1.7	47.5	47.5	47.5	47.5	1,745	0.7	1.2	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.2	98.6	98.6	98.6	98.6	4,376	1.8	3.1	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	12,403	0.8	64.2	64.2	64.2	64.2	461	0.2	0.3	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	50,494	3.4	85.1	85.1	85.1	85.1	4,249	1.7	3.0	3
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.2	98.7	98.7	98.7	98.7	2,644	1.1	1.9	4

Subtotal / Weighted Average				545,579	36.7%	83.6%	83.6%	83.6%	84.3%	$58,275	23.9%	41.1%	71

(1) Occupancy for commenced leases.
(2) Occupancy inclusive of leases signed but not yet commenced.
(3) Redevelopment properties.

Supplemental Information	33	Second Quarter 2023

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	June 30, 2023		March 31, 2023		Annualized Contractual Retail Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet		Sq. Feet	% Occupied (1)	% Leased (2)	% Occupied (1)	% Leased (2)	($'s)	100%	SLG%

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	34,885		2.3	100.0	91.6	91.6	91.6	$5,702	2.3	2.8	7
2 Herald Square (3)	51.0	Herald Square	Leasehold Interest	94,531		6.4	40.6	40.6	40.6	40.6	9,470	3.8	3.4	3
5 Times Square (3)	31.6	Times Square	Leasehold Interest	42,934		2.9	56.9	34.4	34.4	34.4	4,652	1.9	1.0	2
10 East 53rd Street	55.0	Plaza District	Fee Interest	38,657		2.6	100.0	100.0	100.0	100.0	3,887	1.6	1.5	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800		2.6	96.4	96.4	96.4	96.4	3,428	1.4	1.5	4
100 Park Avenue	50.0	Grand Central South	Fee Interest	40,022		2.7	97.1	97.1	97.1	97.1	3,127	1.3	1.1	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866		2.3	100.0	100.0	100.0	100.0	2,366	1.0	0.9	5
245 Park Avenue	50.1	Park Avenue	Fee Interest	37,220		2.5	50.7	50.7	50.7	50.7	1,111	0.5	0.4	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219		1.9	93.9	93.9	93.9	93.9	1,609	0.7	0.6	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317		0.4	100.0	100.0	100.0	100.0	1,574	0.6	0.3	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900		0.7	28.3	28.3	28.3	28.3	373	0.2	0.2	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004		2.1	98.9	98.9	98.9	98.9	3,883	1.6	1.4	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011		12.2	99.8	97.7	97.7	97.7	30,637	12.5	12.2	7
Worldwide Plaza	25.0	Westside	Fee Interest	10,592	(4)	0.7	78.5	78.5	78.5	78.5	1,110	0.5	0.2	6

Subtotal / Weighted Average				628,958		42.3%	82.9%	80.3%	80.3%	80.3%	$72,929	29.9%	27.5%	55

Total / Weighted Average Other Retail				1,174,537		79.0%	83.2%	83.2%	81.8%	82.2%	$131,204	53.8%	68.6%	126

Retail Grand Total / Weighted Average				1,487,386		100.0%	84.9%	84.9%	83.7%	84.0%	$244,051	100.0%		141
Retail Grand Total - SLG Share of Annualized Rent											$141,735		100.0%

(1) Occupancy for commenced leases.
(2) Occupancy inclusive of leases signed but not yet commenced.
(3) Redevelopment properties.
(4) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	34	Second Quarter 2023

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (1)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF		Credit Rating (3)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,126	$101,396	$57,796	4.4%	$63.25
	555 West 57th Street	100.0	Dec 2023	137,072	7,159	7,159	0.5	52.23
	555 West 57th Street	100.0	Apr 2029	180,779	9,945	9,945	0.8	55.01
	1515 Broadway	56.9	Mar 2028	9,106	2,113	1,205	0.1	232.09
	Worldwide Plaza	25.0	Jan 2027	32,598	2,525	630	—	77.46
				1,962,681	$123,138	$76,735	5.8%	$62.74		BBB-

Credit Suisse (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$74,450	$44,670	3.4%	$62.84
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$50,211	$30,126	2.4%	$86.75		A
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	749,216	$49,871	$25,434	1.9%	$66.56

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$24,897	$17,680	1.3%	$128.90	(4)
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,217	2,284	0.2	470.04
	125 Park Avenue	100.0	Oct 2023	6,234	2,026	2,026	0.2	324.96
	125 Park Avenue	100.0	Oct 2030	26,536	1,822	1,822	0.1	68.65
	125 Park Avenue	100.0	Mar 2034	25,171	1,611	1,611	0.1	64.00
				257,943	$33,573	$25,423	1.9%	$130.16		AA-

Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,390	$25,245	1.9%	$96.75		A
Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$32,531	$23,101	1.8%	$167.08	(4)	A-
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$21,127	$21,127	1.6%	$96.79
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,933	$20,933	1.6%	$41.04		Aa2

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$19,905	$19,905	1.5%	$57.72
	420 Lexington Avenue	100.0	Jan 2027	7,537	444	444	—	58.89
				352,410	$20,349	$20,349	1.5%	$57.74	(4)	A3

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$40,052	$20,026	1.5%	$578.66		AA-

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,505	$13,505	1.0%	$77.58
	11 Madison Avenue	60.0	Sep 2030	104,618	10,365	6,219	0.5	99.08
				278,687	$23,870	$19,724	1.5%	$85.65

Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$70,102	$17,490	1.3%	$113.59

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	146,642	$23,308	$16,551	1.3%	$158.95
	420 Lexington Avenue	100.0	Oct 2026	10,043	614	614	—	61.12
				156,685	$23,922	$17,165	1.3%	$152.68

The Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Apr 2042	142,892	$18,792	$13,344	1.0%	$131.51	(4)
	125 Park Avenue	100.0	Apr 2042	52,450	3,485	3,485	0.3	66.45
				195,342	$22,277	$16,829	1.3%	$114.04		AA-

Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,538	$15,538	1.2%	$92.95		BBB-
Stone Ridge Holdings Group LP	One Vanderbilt Avenue	71.0	Dec 2037	97,652	$21,429	$15,216	1.2%	$219.43	(4)
BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$12,724	$12,724	1.0%	$56.16		A

Greenberg Traurig LLP	420 Lexington Avenue	100.0	Nov 2037	49,049	$3,339	$3,339	0.3%	$68.08
	One Vanderbilt Avenue	71.0	Oct 2037	99,888	12,486	8,867	0.6	125.00
				148,937	$15,825	$12,206	0.9%	$106.26

Yelp, Inc	11 Madison Avenue	60.0	Apr 2025	191,797	$19,437	$11,661	0.9%	$101.34

Total				8,678,792	741,749	471,723	35.9%	$85.47

(1) Expiration of current lease term and does not reflect extension options.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(3) Corporate or bond rating from S&P, Fitch or Moody's.
(4) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	35	Second Quarter 2023

MANHATTAN TENANT DIVERSIFICATION Unaudited

(1) Excluding residential tenants.

Supplemental Information	36	Second Quarter 2023

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s) (2)

Available Space at 3/31/23			2,808,184

Space which became available during the Quarter (3):
Office
	100 Park Avenue	1	19,086	20,686	$65.61
	110 Greene Street	3	5,535	5,525	83.02
	220 East 42nd Street	1	5,159	5,770	63.88
	245 Park Avenue	1	77,222	74,320	89.12
	420 Lexington Avenue	7	11,984	14,386	66.13
	450 Park Avenue	1	10,586	10,586	95.00
	800 Third Avenue	2	41,234	49,066	62.07
	810 Seventh Avenue	1	15,500	17,320	77.00
	1350 Avenue of the Americas	1	82,654	84,103	77.75
	Total/Weighted Average	18	268,960	281,762	$76.96

Retail
	485 Lexington Avenue	1	624	639	271.07
	Worldwide Plaza	1	832	800	$330.00
	Total/Weighted Average	2	1,456	1,439	$303.83

Storage
	919 Third Avenue	1	801	801	$5.91
	Total/Weighted Average	1	801	801	$5.91

	Total Space which became available during the quarter
	Office	18	268,960	281,762	$76.96
	Retail	2	1,456	1,439	$303.83
	Storage	1	801	801	$5.91
		21	271,217	284,002	$77.91

	Total Available Space		3,079,401

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	37	Second Quarter 2023

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF (2)	Prev. Escalated Rent/ Rentable SF (3)	TI / Rentable SF	Free Rent # of Months

Available Space				3,079,401

Office
	One Vanderbilt Avenue	2	5.6	8,489	8,471	$106.22	$—	$170.00	6.7
	110 Greene Street	4	4.0	9,403	9,395	88.73	90.51	29.06	3.5
	245 Park Avenue	1	7.8	10,657	10,636	113.00	89.76	145.00	16.0
	420 Lexington Avenue	10	3.4	17,572	22,695	60.29	60.18	57.12	2.3
	450 Park Avenue	1	2.8	10,586	10,392	105.00	96.77	15.00	3.0
	485 Lexington Avenue	1	11.0	7,858	8,662	61.00	—	20.00	12.0
	711 Third Avenue	1	5.0	5,986	6,516	58.00	59.00	1.00	12.0
	919 Third Avenue	1	6.3	176,695	191,207	72.00	71.36	65.00	10.0
	Worldwide Plaza	1	0.5	1,591	1,810	53.04	—	—	—
	Total/Weighted Average	22	6.0	248,837	269,784	$74.74	$73.14	$64.18	9.0

Retail
	One Vanderbilt Avenue	1	15.7	2,901	2,895	$259.07	$—	$863.56	8.2
	Total/Weighted Average	1	15.7	2,901	2,895	$259.07	$—	$863.56	8.2

Storage
	420 Lexington Avenue	2	3.8	365	370	$30.00	$—	$—	—
	919 Third Avenue	1	5.7	801	801	31.21	5.91	—	—
	1350 Avenue of the Americas	1	1.0	253	258	40.00	—	—	—
	Total/Weighted Average	4	4.3	1,419	1,429	$32.48	$5.91	$—	—

Leased Space
	Office (4)	22	6.0	248,837	269,784	$74.74	$73.14	$64.18	9.0
	Retail	1	15.7	2,901	2,895	$259.07	$—	$863.56	8.2
	Storage	4	4.3	1,419	1,429	$32.48	$5.91	$—	—
	Total	27	6.1	253,157	274,108	$76.47	$72.90	$72.29	9.0

Total Available Space as of 6/30/23				2,826,244
Early Renewals
Office
	10 East 53rd Street	1	1.5	4,600	4,600	$82.00	$75.87	$1.97	—
	110 Greene Street	1	1.3	7,078	6,046	105.54	98.54	—	—
	125 Park Avenue	1	2.0	35,355	38,026	67.00	63.86	—	4.4
	220 East 42nd Street	1	5.3	979	1,169	60.00	70.88	—	3.0
	280 Park Avenue	1	10.0	46,042	49,851	100.00	105.20	60.00	7.0
	420 Lexington Avenue	4	2.0	28,130	34,384	73.32	64.13	4.68	0.2
	450 Park Avenue	1	2.3	10,338	10,392	107.00	140.32	—	—
	Total/Weighted Average	10	4.8	132,522	144,468	$84.80	$85.58	$21.88	3.7

Retail
	220 East 42nd Street	1	7.0	298	392	$123.42	$119.17	$—	—
	Total/Weighted Average	1	7.0	298	392	$123.42	$119.17	$—	—

Storage
	420 Lexington Avenue	2	2.1	1,314	1,394	$32.20	$32.33	$—	—
	Total/Weighted Average	2	2.1	1,314	1,394	$32.20	$32.33	$—	—

Renewals
	Early Renewals Office	10	4.8	132,522	144,468	$84.80	$85.58	$21.88	3.7
	Early Renewals Retail	1	7.0	298	392	$123.42	$119.17	$—	—
	Early Renewals Storage	2	2.1	1,314	1,394	$32.20	$32.33	$—	—
	Total	13	4.7	134,134	146,254	$84.40	$85.16	$21.61	3.6

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $75.08/rsf for 225,438 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $78.88/rsf for 369,906 rentable SF.

Supplemental Information	38	Second Quarter 2023

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
Wholly-Owned and Consolidated JV Properties

2nd Quarter 2023 (4)	7	16,337	16,337	0.2%	$954,427	$954,427	$58.42	$51.85
3rd Quarter 2023	14	100,516	100,516	1.3%	5,928,608	5,928,608	58.98	58.57
4th Quarter 2023	23	217,053	217,053	2.9%	14,533,521	14,533,521	66.96	67.00

Total 2023	44	333,906	333,906	4.4%	$21,416,556	$21,416,556	$64.14	$63.72

2024	59	393,705	393,705	5.2%	$23,381,808	$23,381,808	$59.39	$53.28
2025	66	525,388	525,388	6.9%	46,000,639	46,000,639	87.56	67.66
2026	53	776,203	776,203	10.2%	53,655,261	53,655,261	69.13	65.30
2027	56	659,125	659,125	8.7%	53,070,588	53,070,588	80.52	64.60
2028	53	718,484	718,484	9.5%	53,330,379	53,330,379	74.23	67.56
2029	27	616,756	616,756	8.1%	40,216,943	40,216,943	65.21	60.66
2030	23	822,437	822,437	10.8%	56,265,426	56,265,426	68.41	65.07
2031	14	334,771	334,771	4.4%	22,257,469	22,257,469	66.49	65.46
2032	18	684,088	684,088	9.0%	41,394,819	41,394,819	60.51	54.55
Thereafter	45	1,724,632	1,724,632	22.8%	103,762,389	103,762,389	60.16	53.95
Grand Total	458	7,589,495	7,589,495	100.0%	$514,752,277	$514,752,277	$67.82	$60.98

Unconsolidated JV Properties

2nd Quarter 2023 (4)	3	30,998	15,620	0.2%	$3,388,615	$1,703,914	$109.32	$87.59
3rd Quarter 2023	8	167,459	84,524	1.2%	9,492,878	4,791,167	56.69	96.41
4th Quarter 2023	9	163,164	81,545	1.2%	15,928,815	7,971,571	97.62	83.56

Total 2023	20	361,621	181,689	2.6%	$28,810,308	$14,466,652	$79.67	$89.85

2024	30	949,520	322,095	6.7%	$108,886,772	$36,926,068	$114.68	$82.50
2025	27	421,548	221,931	3.0%	41,667,643	22,092,467	98.84	83.52
2026	42	907,641	426,889	6.5%	103,266,104	49,508,855	113.77	96.04
2027	28	350,498	157,529	2.5%	44,173,594	20,761,674	126.03	109.77
2028	29	308,390	174,165	2.2%	33,763,703	19,340,401	109.48	105.07
2029	16	886,156	444,827	6.3%	63,097,552	31,201,337	71.20	74.93
2030	20	473,189	266,712	3.4%	47,725,194	27,020,599	100.86	87.65
2031	24	2,881,333	1,579,009	20.5%	209,345,353	113,833,140	72.66	74.74
2032	16	1,088,670	547,417	7.8%	96,307,249	49,181,352	88.46	90.13
Thereafter	67	5,398,990	2,951,926	38.5%	499,920,240	295,833,087	92.60	98.99
Grand Total	319	14,027,556	7,274,189	100.0%	$1,276,963,712	$680,165,632	$91.03	$89.82

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to June 30, 2023.

Supplemental Information	39	Second Quarter 2023

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	—	—	—	—%	—	—	—	—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
Thereafter	1	7,944	7,944	100.0%	1,500,000	1,500,000	188.82	394.65
	1	7,944	7,944	100.0%	$1,500,000	$1,500,000	$188.82	$394.65
Vacancy (5)		10,040						$268.92
Grand Total		17,984						$324.46

Other Retail
2023 (4)	8	31,561	31,561	6.8%	$7,696,062	$7,696,062	$243.85	$260.78
2024	2	4,660	4,660	1.0%	1,178,968	1,178,968	253.00	119.00
2025	4	29,597	29,597	6.4%	4,442,088	4,442,088	150.09	100.72
2026	5	11,241	11,241	2.4%	1,192,449	1,192,449	106.08	91.00
2027	6	29,485	29,485	6.4%	4,373,225	4,373,225	148.32	104.94
2028	4	8,195	8,195	1.8%	1,514,139	1,514,139	184.76	156.83
2029	4	27,702	27,702	6.0%	2,459,227	2,459,227	88.77	86.47
2030	6	49,798	49,798	10.8%	7,681,096	7,681,096	154.25	126.14
2031	3	17,343	17,343	3.7%	2,174,786	2,174,786	125.40	87.24
2032	8	72,420	72,420	15.6%	6,197,589	6,197,589	85.58	75.36
Thereafter	21	180,971	180,971	39.1%	19,365,623	19,365,623	107.01	86.26
	71	462,973	462,973	100.0%	$58,275,252	$58,275,252	$125.87	$104.60
Vacancy (5)		88,894						$112.40
Grand Total		551,867						$105.85

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to June 30, 2023.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	40	Second Quarter 2023

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2023 (4)	3	9,673	2,353	3.7%	$2,684,379	$817,228	$277.51	$356.68
2024	1	7,793	3,897	3.0%	5,768,640	2,884,320	740.23	1,026.56
2025	—	—	—	—%	—	—	—	—
2026	5	121,364	17,472	46.0%	35,320,433	6,096,885	291.03	192.48
2027	1	3,655	399	1.4%	764,954	83,533	209.29	102.98
2028	—	—	—	—%	—	—	—	—
2029	1	31,174	15,587	11.7%	22,506,484	11,253,242	721.96	375.97
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
Thereafter	3	90,246	43,325	34.2%	44,301,656	21,841,903	490.90	440.71
	14	263,905	83,033	100.0%	$111,346,546	$42,977,111	$421.92	$328.45
Vacancy (5)		11,432						$82.39
Grand Total		275,337						$318.24

Other Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	5	23,350	7,938	4.5%	2,927,691	1,003,941	125.38	133.28
2025	1	9,655	3,046	1.9%	2,400,000	757,200	248.58	248.58
2026	3	20,560	11,166	4.0%	10,374,551	5,824,983	504.60	346.81
2027	5	23,256	11,855	4.5%	11,681,830	6,443,305	502.31	401.93
2028	6	35,258	18,073	6.7%	4,533,136	2,397,325	128.57	132.88
2029	7	63,172	32,187	12.1%	6,461,006	3,029,483	102.28	89.89
2030	2	11,970	6,811	2.3%	6,761,782	3,847,454	564.89	304.49
2031	6	36,751	18,432	7.1%	8,679,899	4,438,902	236.18	221.73
2032	2	18,864	9,499	3.6%	1,237,028	624,246	65.58	114.93
Thereafter	18	276,672	158,899	53.3%	17,872,245	10,616,088	64.60	69.71
	55	519,508	277,906	100.0%	$72,929,168	$38,982,927	$140.38	$126.28
Vacancy (5)		108,555						$264.90
Grand Total		628,063						$150.24

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to June 30, 2023.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	Second Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2023
2001 - 2023 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	91.4
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	80.3
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	18.0
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	73.3
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	16.8
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	73.3
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	76.9
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	75.5
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	90.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.9
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	96.9
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	98.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	87.9
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.4
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.8
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	34.5
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	87.9
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	76.5
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	82.9
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	80.1
					42,078,916	$26,258,062

Supplemental Information	42	Second Quarter 2023

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2022 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	30.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
					27,912,365	$19,318,825	$718
2023 Dispositions
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	$1,995,000	$1,119
					1,782,793	$1,995,000	$1,119

Supplemental Information	43	Second Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2023
2005 - 2023 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	90.4
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	100.0	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,131,735	1,096,714	22.5	23.3
						14,877,688	$8,658,769

Supplemental Information	44	Second Quarter 2023

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2022 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,051	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
						12,118,500	$9,866,722	$814
2023 Dispositions
Feb-23	121 Greene Street	Retail	Soho	50.0%	Fee Interest	7,131	$14,000	$1,963
						7,131	$14,000	$1,963

Supplemental Information	45	Second Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2023
2007 - 2020 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	78.3
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2020 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,451		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,133		$240

Supplemental Information	46	Second Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	47	Second Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022

Net loss attributable to SL Green common stockholders	$(360,194)	$(43,876)	$(399,925)	$(36,125)
Add:
Depreciation and amortization	69,084	46,914	147,632	93,897
Joint venture depreciation and noncontrolling interest adjustments	65,149	61,030	134,683	121,462
Net (loss) income attributable to noncontrolling interests	(24,622)	591	(28,584)	940
Less:
Loss on sale of real estate, net	(26,678)	(64,378)	(28,329)	(65,380)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	(131)	(79)	(131)
Purchase price and other fair value adjustments	(17,013)	—	(17,013)	—
Depreciable real estate reserves	(305,916)	—	(305,916)	—
Depreciation on non-rental real estate assets	600	415	1,234	1,136
FFO attributable to SL Green common stockholders and noncontrolling interests	$98,424	$128,753	$203,909	$244,549

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022

Net (loss) income	$(379,228)	$(38,357)	$(64,050)	$12,211	$(37,949)
Interest expense, net of interest income	40,621	41,653	37,619	21,824	14,960
Amortization of deferred financing costs	2,154	2,021	1,909	2,043	1,917
Income taxes	1,973	766	2,883	(129)	1,346
Depreciation and amortization	69,084	78,548	72,947	48,462	46,914
Loss (gain) on sale of real estate	26,678	1,651	23,381	(4,276)	64,378
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	79	—	—	131
Purchase price and other fair value adjustments	17,409	(239)	770	1,117	6,168
Depreciable real estate reserves	305,916	—	6,313	—	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	134,001	140,222	133,169	123,172	113,086
EBITDAre	$218,608	$226,344	$214,941	$204,424	$210,951

Supplemental Information	48	Second Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022

Net loss	$(379,228)	$(37,949)	$(417,585)	$(24,464)
Equity in net loss on sale of joint venture interest / real estate	—	131	79	131
Purchase price and other fair value adjustments	17,409	6,168	17,170	6,231
Loss on sale of real estate, net	26,678	64,378	28,329	65,380
Depreciable real estate reserves	305,916	—	305,916	—
Depreciation and amortization	69,084	46,914	147,632	93,897
Interest expense, net of interest income	40,621	14,960	82,274	30,030
Amortization of deferred financing costs	2,154	1,917	4,175	3,865
Operating income	82,634	96,519	167,990	175,070

Equity in net loss from unconsolidated joint ventures	21,932	4,550	29,344	9,265
Marketing, general and administrative expense	22,974	23,522	46,259	48,298
Transaction related costs, net	33	1	917	29
Investment income	(9,103)	(20,407)	(18,160)	(40,295)
Loan loss and other investment reserves, net of recoveries	—	—	6,890	—
Non-building revenue	(21,110)	(20,428)	(27,916)	(21,877)
Net operating income (NOI)	97,360	83,757	205,324	170,490

Equity in net loss from unconsolidated joint ventures	(21,932)	(4,550)	(29,344)	(9,265)
SLG share of unconsolidated JV depreciation and amortization	60,781	59,325	125,504	117,455
SLG share of unconsolidated JV interest expense, net of interest income	62,589	47,336	125,735	92,573
SLG share of unconsolidated JV amortization of deferred financing costs	3,141	2,894	6,203	5,784
SLG share of unconsolidated JV loss on early extinguishment of debt	—	318	—	318
SLG share of unconsolidated JV investment income	(317)	(307)	(630)	(610)
SLG share of unconsolidated JV non-building revenue	(2,046)	(2,418)	(4,343)	(2,858)
NOI including SLG share of unconsolidated JVs	199,576	186,355	428,449	373,887

NOI from other properties/affiliates	(25,579)	(7,532)	(80,352)	(20,348)
Same-Store NOI	173,997	178,823	348,097	353,539

Operating lease straight-line adjustment	204	204	408	408
SLG share of unconsolidated JV operating lease straight-line adjustment	182	192	374	385
Straight-line and free rent	(2,520)	(1,099)	(7,303)	(3,042)
Amortization of acquired above and below-market leases, net	13	13	27	(48)
SLG share of unconsolidated JV straight-line and free rent	(6,323)	(13,813)	(15,147)	(30,405)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,433)	(4,391)	(8,867)	(8,920)
Same-store cash NOI	$161,120	$159,929	$317,589	$311,917

Lease termination income	(5)	(495)	(517)	(663)
SLG share of unconsolidated JV lease termination income	(365)	(4,328)	(751)	(8,380)
Same-store cash NOI excluding lease termination income	$160,750	$155,106	$316,321	$302,874

Supplemental Information	49	Second Quarter 2023

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Camille Bonnel	(416) 369-2140	camille.bonnel@bofa.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Green Street	Dylan Burzinski	(949) 640-8780	dburzinski@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alex.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	50	Second Quarter 2023

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman and Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	Maggie Hui
Chief Accounting Officer
Matthew J. DiLiberto
Chief Financial Officer	Harrison Sitomer
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Executive Vice President, Retail and Opportunistic
Investment
Edward V. Piccinich
Chief Operating Officer

Supplemental Information	51	Second Quarter 2023